UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2012

KAT GOLD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2, Canada

(Address of principal executive offices, including zip code)

(709) 368-9223

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed in connection with the Company’s entry into a securities purchase agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01	Other Events.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Kat Gold Holdings Corp.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On April 18, 2012, the Company executed a Securities Purchase Agreement (the “Purchase Agreement”) with Global Gold Incorporated, a corporation organized under the laws of the Province of British Columbia (“Global Gold”), and the shareholders of Global Gold (the “Sellers”), pursuant to which the Company acquired all of the issued and outstanding shares of the capital stock of Global Gold.  The consideration (the “Purchase Price”) paid by the Company to the Sellers was an aggregate of one hundred sixty-one million (161,000,000) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), of which one hundred eighteen million two hundred sixty-three thousand one hundred fifty-eight (118,263,158)  shares of Common Stock payable to Thomas Brookes (“Brookes”) and Matthew Sullivan (“Sullivan”) were placed in escrow and will be released in accordance with the terms of an Escrow Agreement, described below.  The Purchase Agreement also provides that Brookes and Sullivan will be appointed to the Board of Directors of the Company, and that each of Kenneth Stead, Timothy Stead, Brookes and Sullivan will vote their shares of stock of the Company in favor of each other  as directors so long as the parties maintain an ownership interest of at least five percent (5%) of the Company’s outstanding common stock and until the earlier of (i) eighteen (18) months from the date of the closing of the Global Gold transaction if the Company has not received revenues of at least One Million Dollars ($1,000,000) from the production of the Ekom Eya mine in Ghana; or (ii) three (3) years from the date of the closing.

The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Escrow Agreement

On April 18, 2012, the Company entered into an Escrow Agreement with Brookes, Sullivan and Gracin & Marlow, LLP, as escrow agent (the “Escrow Agreement”), pursuant to which the parties agreed that one hundred eighteen million two hundred sixty-three thousand one hundred fifty-eight (118,263,158) shares of Common Stock (the “Escrowed Shares”) will be released to Brookes and Sullivan if and when the Company has received revenues of at least One Million Dollars ($1,000,000) from the production of the Ekom Eya mine in Ghana (the “Milestone”); provided, however, that if the Milestone is not achieved by the date that is two (2) years from the date of the Escrow Agreement, the escrow agent will release to the Company for cancellation all of the Escrowed Shares, unless otherwise agreed to by the Company and Brookes and Sullivan.

The description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the Escrow Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information contained in “Item 1.01 – Entry into a Material Agreement” is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the Purchase Agreement, described below, the Company will issue to the Sellers one hundred sixty-one million (161,000,000) shares of Common Stock.  These securities will be issued in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The issuance will not involve any general solicitation or advertising by us. The Sellers acknowledged the existence of transfer restrictions applicable to the securities to be sold by us.  Certificates representing the securities to be sold contain a legend stating the restrictions on transfer to which such securities are subject. Certain of the securities will also be issued to non-U.S residents and in reliance upon and pursuant to the exemptions from registration provided by Regulation S of the Securities Act.

In connection with the Kenneth Stead Agreement, the Company will issue to Mr. Stead as a sign-on bonus four million five hundred thousand (4,500,000) shares of Common Stock.  These securities will be issued solely to a non-U.S resident and in reliance upon and pursuant to the exemptions from registration provided by Regulation S of the Securities Act.

In connection with the Kenneth Stead Employment Agreement, the Company will issue to Mr. Stead one million five hundred thousand (1,500,000) shares of Series A convertible preferred stock upon the closing of the Global Gold transaction. These securities will be issued solely to a non-U.S. resident and in reliance upon and pursuant to the exemptions from registration provided by Regulation S of the Securities Act.

In connection with the Timothy Stead Employment Agreement, described below, the Company will issue to Mr. Stead six hundred twenty thousand (620,000) shares of Series A convertible preferred stock upon the closing of the Global Gold transaction. These securities will be issued solely to a non-U.S. resident and in reliance upon and pursuant to the exemptions from registration provided by Regulation S of the Securities Act.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 18, 2012, the Company entered into a three-year employment agreement with Kenneth Stead, its Chief Executive Officer and President (the “Kenneth Stead Agreement”).  Pursuant to the Kenneth Stead Agreement, Mr. Stead will be entitled to an annual base salary of Two Hundred Forty Thousand Dollars ($240,000) and will be eligible for discretionary performance and transactional bonus payments.  Additionally, Mr. Stead will be issued a sign-on bonus of four million five hundred thousand (4,500,000) shares of Common Stock and will be issued a bonus of one million five hundred thousand (1,500,000) shares of the Company's Series A convertible preferred stock upon the closing of the Global Gold transaction.  Mr. Stead will also be eligible for a bonus of Fifty Thousand Dollars ($50,000) for each One Million Dollars ($1,000,000) in net profits that the Company receives from the production of the Ekom Eya mine in Ghana.  The Kenneth Stead Agreement also includes confidentiality obligations and inventions assignments by Mr. Stead.

The description of the Kenneth Stead Agreement does not purport to be complete and is qualified in its entirety by reference to the Kenneth Stead Agreement, which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Effective April 18, 2012, Timothy Stead was appointed Chief Operating Officer of the Company.  In connection with his appointment, Mr. Stead entered into a three-year employment agreement with the Company (the “Timothy

Stead Agreement”). Pursuant to the Timothy Stead Agreement, Mr. Stead will be entitled to an annual base salary of One Hundred Forty-Four Thousand Dollars ($144,000) and will be eligible for discretionary performance and transactional bonus payments. Mr. Stead will be issued a bonus of six hundred twenty thousand (620,000) shares of the Company's Series A convertible preferred stock upon the closing of the Global Gold transaction. Mr. Stead will also be eligible for a bonus of Fifty Thousand Dollars ($50,000) for each One Million Dollars ($1,000,000) in net profits that the Company receives from the production of the Ekom Eya mine in Ghana.  The Timothy Stead Agreement also includes confidentiality obligations and inventions assignments by Mr. Stead.

The description of the Timothy Stead Agreement does not purport to be complete and is qualified in its entirety by reference to the Timothy Stead Agreement, which is attached as Exhibit 10.4 to this Current Report and incorporated herein by reference.

Kenneth Stead and Timothy Stead are brothers.

Pursuant to the Purchase Agreement, on the closing date, Thomas Brookes was appointed Vice President and Managing Director of the Ekom Eya Mine Division and other African projects of the Company and a member of the Company’s Board of Directors.

Thomas Brookes, age 69, has been involved in the exploration and extraction of natural resources for more than thirty years. Past experience ranges from drilling for oil and natural gas in the Canadian High Arctic to many years prospecting for gold in Northwest British Columbia and the Yukon Territory. Prior to its acquisition by the Company, since June 2011 Mr. Brookes was the Chief Executive Officer of Global Gold, a mining exploration company that secured the operating rights to the Ekom Eya mining concession. From January 2000 through the present, Mr. Brookes has also served as the Chief Executive Officer of Virgin Gold, Inc., a business offering contracting and drilling services based in Inuvik, NWT.

In accordance with the terms of the Purchase Agreement, the Company entered into a three-year employment agreement with Mr. Brookes (the “Brookes Agreement”).  Pursuant to the Brookes Agreement, Mr. Brookes will be entitled to an annual base salary of Two Hundred Forty Thousand Dollars ($240,000) and will be eligible for discretionary performance and transactional bonus payments.  Mr. Brookes will also be entitled to receive as a bonus 10,000,000 shares of the Company’s common stock (subject to adjustment for stock splits and stock dividends) which shall be issued upon the Company’s receipt of at least One Million Dollars ($1,000,000) in revenues from the production of the Ekom Eya mine in Ghana.  Mr. Brookes will also be eligible for a bonus of Fifty Thousand Dollars ($50,000) for each One Million Dollars ($1,000,000) in net profits that the Company receives from the production of the Ekom Eya mine in Ghana.  The Brookes Agreement also includes confidentiality obligations and inventions assignments by Mr. Brookes.

The description of the Brookes Agreement does not purport to be complete and is qualified in its entirety by reference to the Brookes Agreement, which is attached as Exhibit 10.5 to this Current Report and incorporated herein by reference.

There are no family relationships between Mr. Brookes and any director, executive officer or person nominated or chosen by the Company to become as director or executive officer. Additionally, there have been no transactions involving Mr. Brookes that would require disclosure under Item 404(a) of Regulation S-K.

Pursuant to the Purchase Agreement, on the closing date, Matthew Sullivan was appointed Assistant Vice President of the Ekom Eya Mine Division of the Company and a member of the Company’s Board of Directors.

Matthew Sullivan, age 39, has worked with a wide variety of well-established ventures and early stage companies in strategic and business operations with a focus on venture capital and business analysis. Mr. Sullivan was the Chief Financial Officer of Global Gold since June 2011 prior to being acquired by the Company. He has also been the principal of Sullivan & Associates Ltd., a financial consulting firm, since January 2000, and the Chief Operating Officer of Asana International, a global consumer health products company, since October 2011.  From May 2007 through February 2012, Mr. Sullivan owned Vandenblumes Cleaning Ltd. and Whiterock Cleaning Inc., two businesses that offer residential and commercial cleaning services throughout Metro Vancouver.

In accordance with the terms of the Purchase Agreement, the Company entered into a three-year employment agreement with Mr. Sullivan (the “Sullivan Agreement”).  Pursuant to the Sullivan Agreement, Mr. Sullivan will be entitled to an annual base salary of One Hundred Forty-Four Thousand Dollars ($144,000) and will be eligible for discretionary performance and transactional bonus payments.  Mr. Sullivan will also be entitled to receive as a bonus 5,000,000 shares of the Company’s common stock (subject to adjustment for stock splits and stock dividends) which shall be issued upon the Company’s receipt of at least One Million Dollars ($1,000,000) in revenues from the production of the Ekom Eya mine in Ghana.  Mr. Sullivan will also be eligible for a bonus of Fifty Thousand Dollars ($50,000) for each One Million Dollars ($1,000,000) in net profits that the Company receives from the production of the Ekom Eya mine in Ghana. The Sullivan Agreement also includes confidentiality obligations and inventions assignments by Mr. Sullivan.

The description of the Sullivan Agreement does not purport to be complete and is qualified in its entirety by reference to the Sullivan Agreement, which is attached as Exhibit 10.6 to this Current Report and incorporated herein by reference.

There are no family relationships between Mr. Sullivan and any director, executive officer or person nominated or chosen by the Company to become as director or executive officer. Additionally, there have been no transactions involving Mr. Sullivan that would require disclosure under Item 404(a) of Regulation S-K.

Each employment agreement also provides that if the executive’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated (1) by the Company without cause (as defined in the employment agreements) or by the executive for good reason (as defined in the employment agreements) then in addition to paying the Accrued Obligations, (i) the Company shall continue to pay his then current base salary and continue to provide benefits at least equal to those which were provided at the time of termination for a period of six (6) months and (ii) he shall have the right to exercise any vested options until the earlier of the expiration of the severance or the expiration of the term of the option, or (2) by reason of his death or disability (as defined in the employment agreements), then in addition to paying the Accrued Obligations, he would have the right to exercise any vested options until the expiration of the term of the option. In such event, if the executive commenced employment with another employer and becomes eligible to receive medical or other welfare benefits under another employer-provider plan, the medical and other welfare benefits to be provided by the Company as described herein will terminate.

On April 19, 2012, the Company received the written resignation of W. Les Thistle as a director of the Company, effective as of April 19, 2012.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 20, 2012, the Company filed a certificate of designations providing for the designation of two million five hundred (2,500,000) shares of its authorized preferred stock as Series A convertible preferred stock.  A copy of the certificate of designations is attached as Exhibit 4.1 to this Current Report and incorporated herein by reference.

ITEM 8.01  OTHER EVENTS

On April 19, 2012, the Company issued a press release, a copy of which is being furnished hereto as Exhibit 99.1 to this Current Report.

The information in this Item 8.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description
4.1	Certificate of Designations filed on April 20, 2012*
10.1	Securities Purchase Agreement, dated April 18, 2012, by and between the Company, Global Gold Incorporated and the shareholders listed on the signature page thereto*
10.2	Escrow Agreement, dated April 18, 2012, by and between the Company, Thomas Brookes, Matthew Sullivan and Gracin & Marlow, LLP*
10.3	Employment Agreement, dated April 18, 2012, by and between the Company and Kenneth Stead*
10.4	Employment Agreement, dated April 18, 2012, by and between the Company and Timothy Stead*
10.5	Employment Agreement, dated April 18, 2012, by and between the Company and Thomas Brookes*
10.6	Employment Agreement, dated April 18, 2012, by and between the Company and Matthew Sullivan*
99.1	Press Release issued by the Company dated April 19, 2012*
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 24, 2012

KAT GOLD HOLDINGS CORP.

By:	/s/ Kenneth Stead
Name:	Kenneth Stead
Title:	Chief Executive Officer and President